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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

      We consent to the use of our reports included in the registration statement of iOwn Holdings, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                                KPMG LLP

Miami, Florida
December 22, 1999